The Guardian Investor Asset BuilderSM Variable Annuity

Issued by

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

Prospectus supplement dated December 21, 2009 to the prospectus dated May 1, 2009, as supplemented through and reprinted on June 8, 2009.

The following supplemental information should be read in conjunction with:

The Prospectus dated May 1, 2009, as supplemented through and reprinted on June 8,
2009, for The Guardian Investor Asset Builder Variable Annuity, an individual flexible premium deferred variable annuity contract issued through The Guardian Separate
Account R.

Except as set forth herein, all other provisions of the prospectus noted above shall remain unchanged.

Effective November 30, 2009, and incident to shareholder approval, the RS Large Cap Value VIP Series was merged into the RS Large Cap Alpha VIP Series. The RS Large Cap Value VIP Series is no longer available as a variable investment option under this contract. All references to the RS Large Cap Value VIP Series are hereby deleted.

Effective December 21, 2009, and incident to shareholder approval, the RS Asset Allocation VIP Series, the RS Equity Dividend VIP Series, the RS MidCap Growth VIP Series and the RS Technology VIP Series will be liquidated and will no longer be available as variable investment options under this contract. All references to these variable investment options are hereby deleted.

This Prospectus Supplement must be preceded or accompanied by the most recent Prospectus available for the referenced contract and should be retained with the Prospectus for future reference.